UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of Report: July 19, 2006


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-32199                    95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

   Suite 300-1055 West Hastings Street
        Vancouver, B.C. Canada                                     V6E 2E9
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Effective July 19, 2006:

(a) Pursuant to exemptions under Section 4(2) and/or Regulation D, Rule 506 and/or Regulation S of the Securities Act of 1933, as amended, MidNet sold, to "accredited" investors, as that term is defined in Regulation D, Rule 501, or "non-U.S. Persons", as that term is defined in Regulation S, Rule 902, an aggregate of 10,056,827 shares of its restricted Common Stock as consideration for the retirement of aggregate debt totaling US$ $201,137.

(b) Included in this retirement of debt is US$62,625.21 in salaries owed to Tilo Kunz, MidNet's President/CEO.

(c) Also included in this retirement of debt is US$41,592.92 in consulting fees owed to The Havory Group, through which Simon Dorey, MidNet's CFO, provides services to the Company.

No commissions were paid in connection with these transactions.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MidNet, Inc.


Date: July 19, 2006                       By: /s/Tilo Kunz
                                             ------------------------------
                                             Tilo Kunz
                                             Chief Executive Officer